                         ANNUAL REPORT / OCTOBER 31 2000

                             AIM CONSTELLATION FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                      -------------------------------------

                 STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

               STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN

              USED AS SIGNS BY WHICH FARMERS PLANTED AND HARVESTED

              THEIR CROPS AND SAILORS NAVIGATED THE SEAS. ALTHOUGH

             DIFFERENT CONSTELLATIONS ARE VISIBLE AT DIFFERENT TIMES

           OF THE YEAR, THEIR CONSTANCY IN THE SKY MAKES THEM RELIABLE

               FOR MEASURING THE PASSAGE OF TIME AND DISTANCE. AIM

                    CONSTELLATION FUND SEEKS OUT THE STARS OF

                               THE STOCK UNIVERSE.

                      -------------------------------------

AIM Constellation Fund is for shareholders who seek growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the fiscal year, found later in this report, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter end, which were: Class A shares, one year, 48.54%; five years, 18.59%; 10 years, 24.22%. Class B shares, one year, 50.91%; inception (11/3/97), 22.37%. Class C shares, one year, 54.93%; inception (8/4/97),
    20.70%.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have a business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND EXCELS IN CHALLENGING MARKET ENVIRONMENT



AFTER SETTING RECORDS DURING THE FIRST HALF OF THE FISCAL YEAR, STOCK-MARKET INDEXES PLUMMETED IN THE SECOND HALF. HOW DID AIM CONSTELLATION FUND PERFORM? Although stocks were particularly volatile over the last seven months of the fiscal year, the fund's performance was excellent. Excluding sales charges, total returns for Class A, Class B and Class C shares were 36.56%, 35.51% and 35.52%, respectively, for the 12-month period ended October 31, 2000. By comparison, the S&P 500 and the Lipper Multi-Cap Growth Fund Index posted returns of 6.08% and 26.81%, respectively, over the same period.
    Your fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year.
    During the fiscal year, the fund's total net assets grew from $15.3 billion to $21.3 billion.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. In late 1999 and early 2000, technology stocks led the market surge. The tech-laden Nasdaq soared to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the fiscal year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and, perhaps most importantly, concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utilities, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. During the first half of the year, growth stocks outperformed value stocks by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-cut market leaders.

HOW WAS THE FUND MANAGED?
During the fiscal year, we reduced the number of holdings in the portfolio from 171 to 111 as we sold the stocks of companies that failed to meet our earnings expectations. Simultaneously, we enhanced the fund's positions in the stocks of companies that we believe have solid long-term growth prospects.
    Relative to its benchmark, the S&P 500, the portfolio was overweighted in technology and consumer-cyclical stocks. While both sectors struggled at times, portfolio managers found a number of companies with solid earnings-growth prospects in these sectors. Indeed, the portfolio's technology holdings boosted performance, particularly because we avoided volatile dot-com stocks. The portfolio also bene-

                      -------------------------------------

                       INDEED, THE PORTFOLIO'S TECHNOLOGY

                          HOLDINGS BOOSTED PERFORMANCE,

                         PARTICULARLY BECAUSE WE AVOIDED

                            VOLATILE DOT-COM STOCKS.

                      -------------------------------------

================================================================================
FUND PROVIDES SOLID RETURNS

Total returns, year ended 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES                     36.56%

FUND CLASS B SHARES                     35.51%

FUND CLASS C SHARES                     35.52%

S&P 500                                  6.08%

LIPPER MULTI-CAP GROWTH FUND INDEX      26.81%
================================================================================


================================================================================
GROWTH OF TOTAL NET ASSETS
================================================================================
10/31/99       $15.3 billion

10/31/00       $21.3 billion
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


fited from its health-care holdings, especially pharmaceutical stocks, and its energy holdings Demand for health-care services tends to remain constant, regardless of economic trends, while energy stocks benefited from rising oil prices.
    Early in the fiscal year, the fund was given increased flexibility to seek out the most attractive stocks regardless of market capitalization. This strategy has allowed the fund to take advantage of rallies within various segments of the market and to hold on to strong-performing stocks as they grow in market capitalization. The fund thus got a boost from its mid-cap holdings. At the end of the fiscal year, large-cap stocks made up about 75% of the portfolio, while mid-cap stocks made up more than 20%. The fund had relatively limited exposure to small-cap stocks.

WHAT WERE THE LEADING TECH STOCKS IN THE PORTFOLIO?
The top tech holdings changed relatively little over the six months since our last report. At the close of the fiscal year, VERITAS was the fund's top holding. The company is the world's leading maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage. Corning, the fund's second-largest holding, is the inventor and one of the world's top manufacturers of fiber-optic cable, while Check Point Software Technologies supplies software that protects corporate networks from unauthorized access.
    Other tech stocks in the portfolio included JDS Uniphase, which makes laser equipment to increase the carrying capacity of optical fibers; Comverse Technology, the leading maker of voice-mail messaging systems; and Cisco Systems, a leading provider of products that link networks and power the Internet.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
In the financial sector, the fund benefited from owning the stocks of J.P. Morgan and Goldman Sachs, two leading investment-banking firms. J.P. Morgan, which also offers commercial-banking services, has agreed to be acquired by Chase Manhattan, another fund holding. Goldman Sachs, with more than 40 offices worldwide, went public last year. In the health-care sector, PE Biosystems provides technology for research in the life sciences.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Fed took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profit growth, while declining, was still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic, political and foreign trends and developments, markets may continue to be volatile.

================================================================================
PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===========================================================================================
TOP 10 INDUSTRIES                                TOP 10 HOLDINGS
===========================================================================================
 1. Computers (Software & Services)   13.64%      1. VERITAS Software Corp.          3.31%
 2. Communications Equipment          10.98       2. Corning Inc.                    2.96
 3. Electronics (Semiconductors)       9.64       3. Check Point Software            2.66
                                                     Technologies Ltd. (Israel)
 4. Oil & Gas (Drilling & Equipment)   5.37       4. JDS Uniphase Corp.              2.10
 5. Investment Banking/Brokerage       4.86       5. Comverse Technology, Inc        2.10
 6. Computers (Networking)             3.53       6. Cisco Systems, Inc.             1.77
 7. Broadcasting                       3.45       7. J.P. Morgan & Co., Inc.         1.75
    (Television, Radio & Cable)
 8. Health Care                        2.92       8. PE Corp-PE Biosystems Group     1.65
    (Medical Products & Supplies)
 9. Computers (Peripherals)            2.77       9. Goldman Sachs Group, Inc. (The) 1.59
10. Financial (Diversified)            2.73      10. PMC-Sierra, Inc. (Canada)       1.59

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                       reports and prospectuses. Soon, you

                      can read the same AIM report you are

                      read-ing now--online. Once you sign

                     up for the service, we will send you a

                      link to the report via e-mail. If you

                     choose to receive your reports online,

                      you will not receive a paper copy by

                       mail. You may cancel the service at

                       any time by visiting our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                       AIM Account." Log into your account

                        and then click on the "View Other

                         Account Options" dropdown menu

                             and select "eDelivery."

                      -------------------------------------


          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

4/30/76-10/31/00

This chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 4/30/76-10/31/00. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the S&P 500 and the Nasdaq. Market indexes such as the S&P 500 and the Nasdaq are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (4/30/76)               19.01%
  10 Years                          23.81
  5 Years                           17.58
  1 Year                            29.03*
  *36.56%, excluding sales charges

CLASS B SHARES
  Inception (11/3/97)               18.81%
  1 Year                            30.51*
  *35.51%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                17.55%
  1 Year                            34.52*
  *35.52%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



in thousands
================================================================================
                AIM CONSTELLATION FUND            NASDAQ              S&P 500
--------------------------------------------------------------------------------
4/30/76                  9443                     10000               10000
10/76                    9102                     10115.5             10284.7
10/77                    8575                     11450.9             10010.9
10/78                    10329                    12732               10541.5
10/79                    15619                    16014.7             12479.8
10/80                    31348                    23107.1             17415.5
10/81                    30638                    22354.5             16481.4
10/82                    29000                    25789.2             19150.2
10/83                    40569                    31712.9             24047.6
10/84                    35867                    26923.8             24770
10/85                    39649                    34852.3             31943.3
10/86                    58139                    39916.7             40780.5
10/87                    56748                    33876.6             38869.3
10/88                    69979                    41235.6             47917.8
10/89                    94817                    50631.6             62671.5
10/90                    79482                    39860.1             60495.8
10/91                    141356                   58159.4             72773.1
10/92                    162306                   72461.1             86193.3
10/93                    208732                   83746.6             94878.4
10/94                    224288                   83294.8             95867.4
10/95                    299259                   117584              131273
10/96                    332949                   143496              167828
10/97                    395745                   177681              215665
10/98                    386638                   216423              266742
10/99                    521227                   370355              322472
10/00                    711761                   374071              335256

                        $711,761                 $374,071            $335,256
                 AIM CONSTELLATION FUND           NASDAQ              S&P 500

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================


                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / FOR CONSIDERATION


[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

[ART WORK]


                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / FOR CONSIDERATION



TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

[ART WORK]

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.

    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

================================================================================

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

================================================================================

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.25%

BANKS (MAJOR REGIONAL)-1.56%

Northern Trust Corp.                2,250,000   $   192,093,750
---------------------------------------------------------------
State Street Corp.                  1,125,000       140,332,500
===============================================================
                                                    332,426,250
===============================================================

BANKS (MONEY CENTER)-0.64%

Chase Manhattan Corp. (The)         3,000,000       136,500,000
===============================================================

BIOTECHNOLOGY-0.31%

Amgen Inc.(a)                       1,137,800        65,921,287
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.45%

Comcast Corp.-Class A(a)            2,500,000       101,875,000
---------------------------------------------------------------
General Motors Corp.-Class H(a)     9,050,000       293,220,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      5,750,000       179,687,500
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                   3,329,600       127,357,200
---------------------------------------------------------------
Westwood One, Inc.(a)               1,706,300        32,313,143
===============================================================
                                                    734,452,843
===============================================================

COMMUNICATIONS EQUIPMENT-10.98%

ADC Telecommunications, Inc.(a)    13,250,000       283,218,750
---------------------------------------------------------------
Alcatel S.A.-ADR (France)           5,250,000       327,468,750
---------------------------------------------------------------
CIENA Corp.(a)                      1,125,800       118,349,725
---------------------------------------------------------------
Comverse Technology, Inc.(a)        4,000,000       447,000,000
---------------------------------------------------------------
Corning Inc.                        8,250,000       631,125,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               5,500,000       447,562,500
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,250,000        85,546,875
===============================================================
                                                  2,340,271,600
===============================================================

COMPUTERS (HARDWARE)-2.69%

Palm, Inc.(a)                       4,500,000       241,031,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           3,000,000       332,625,000
===============================================================
                                                    573,656,250
===============================================================

COMPUTERS (NETWORKING)-3.53%

Cisco Systems, Inc.(a)              7,000,000       377,125,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)           1,250,000       243,750,000
---------------------------------------------------------------
VeriSign, Inc.(a)                   1,000,000       132,000,000
===============================================================
                                                    752,875,000
===============================================================

COMPUTERS (PERIPHERALS)-2.77%

Brocade Communications Systems,
  Inc.(a)                           1,425,000       324,009,375
---------------------------------------------------------------
EMC Corp.(a)                        3,000,000       267,187,500
===============================================================
                                                    591,196,875
===============================================================

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-13.64%

Ariba, Inc.(a)                      2,200,000   $   278,025,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                2,200,000       157,850,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                       1,000,000        78,796,875
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     3,581,300       567,188,387
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                           1,000,000        68,562,500
---------------------------------------------------------------
i2 Technologies, Inc.(a)            1,400,000       238,000,000
---------------------------------------------------------------
InfoSpace, Inc.(a)                  4,025,000        81,003,125
---------------------------------------------------------------
Intuit Inc.(a)                      2,000,000       122,875,000
---------------------------------------------------------------
Oracle Corp.(a)                     5,147,200       169,857,600
---------------------------------------------------------------
Portal Software, Inc.(a)            2,500,000        87,968,750
---------------------------------------------------------------
Rational Software Corp.(a)          2,283,700       136,308,452
---------------------------------------------------------------
Siebel Systems, Inc.(a)             2,039,800       214,051,512
---------------------------------------------------------------
VERITAS Software Corp.(a)           5,000,000       705,078,125
===============================================================
                                                  2,905,565,326
===============================================================

CONSUMER FINANCE-1.48%

Capital One Financial Corp.         2,000,000       126,250,000
---------------------------------------------------------------
Providian Financial Corp.           1,825,000       189,800,000
===============================================================
                                                    316,050,000
===============================================================

ELECTRICAL EQUIPMENT-1.32%

American Power Conversion
  Corp.(a)                          4,099,100        53,032,106
---------------------------------------------------------------
Sanmina Corp.(a)                    2,000,000       228,625,000
===============================================================
                                                    281,657,106
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.17%

Newport Corp.                         322,000        36,773,406
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-9.06%

Altera Corp.(a)                     3,000,000       122,812,500
---------------------------------------------------------------
Analog Devices, Inc.(a)             5,138,700       334,015,500
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          3,728,000       267,950,000
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,386,400        78,071,650
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       132,625,000
---------------------------------------------------------------
Microchip Technology Inc.(a)        3,000,168        94,880,313
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)        2,000,000       339,000,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      3,575,000       250,026,563
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,500,000       181,093,750
===============================================================
                                                  1,929,600,276
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.36%

KLA-Tencor Corp.(a)                 2,250,000        76,078,125
===============================================================

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-2.73%

American Express Co.                2,500,000   $   150,000,000
---------------------------------------------------------------
Freddie Mac                           988,200        59,292,000
---------------------------------------------------------------
J.P. Morgan & Co., Inc.             2,250,000       372,375,000
===============================================================
                                                    581,667,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.19%

Forest Laboratories, Inc.(a)        1,000,000       132,500,000
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)(b)               1,654,100       121,783,113
===============================================================
                                                    254,283,113
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.01%

Pfizer Inc.                         5,000,000       215,937,500
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.69%

HCA-Healthcare Corp. (The)          3,000,000       119,812,500
---------------------------------------------------------------
Health Management Associates,
  Inc.- Class A(a)                  8,143,900       161,351,019
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        78,625,000
===============================================================
                                                    359,788,519
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.92%

Biomet, Inc.                        2,962,050       107,189,184
---------------------------------------------------------------
Medtronic, Inc.                     3,000,000       162,937,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group         3,000,000       351,000,000
===============================================================
                                                    621,126,684
===============================================================

INSURANCE (LIFE/HEALTH)-1.06%

AFLAC, Inc.                         3,103,100       226,720,244
===============================================================

INSURANCE (MULTI-LINE)-0.57%

Ace, Ltd. (Bermuda)                 3,100,000       121,675,000
===============================================================

INSURANCE BROKERS-0.40%

Aon Corp.                           2,046,400        84,797,700
===============================================================

INVESTMENT
  BANKING/BROKERAGE-4.86%

Goldman Sachs Group, Inc. (The)     3,400,000       339,362,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.           2,200,000       154,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               3,900,000       313,218,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        6,500,000       228,312,500
===============================================================
                                                  1,034,893,750
===============================================================

INVESTMENT MANAGEMENT-0.92%

Federated Investors, Inc.-Class B     538,800        15,692,550
---------------------------------------------------------------
Stilwell Financial, Inc.            4,000,000       179,250,000
===============================================================
                                                    194,942,550
===============================================================

LEISURE TIME (PRODUCTS)-1.19%

Harley-Davidson, Inc.               5,250,000       252,984,375
===============================================================

                                                    MARKET
                                    SHARES           VALUE
MANUFACTURING
  (DIVERSIFIED)-0.59%

Danaher Corp.                       2,000,000   $   126,250,000
===============================================================

MANUFACTURING
  (SPECIALIZED)-0.32%

Millipore Corp.                     1,286,900        67,562,250
===============================================================

NATURAL GAS-0.54%

Enron Corp.                         1,400,000       114,887,500
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.37%

BJ Services Co.(a)                  1,000,000        52,437,500
---------------------------------------------------------------
Cooper Cameron Corp.(a)             2,206,200       120,237,900
---------------------------------------------------------------
ENSCO International Inc.            3,500,000       116,375,000
---------------------------------------------------------------
Grant Prideco, Inc.(a)              3,983,300        73,940,006
---------------------------------------------------------------
Nabors Industries, Inc.(a)          4,232,700       215,444,430
---------------------------------------------------------------
R&B Falcon Corp.(a)                 2,674,900        66,872,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                 3,622,700        91,246,756
---------------------------------------------------------------
Smith International, Inc.(a)        2,070,600       145,977,300
---------------------------------------------------------------
Transocean Sedco Forex Inc.         3,500,000       185,500,000
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           2,100,000        76,650,000
===============================================================
                                                  1,144,681,392
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.72%

Anadarko Petroleum Corp.            1,250,000        80,062,500
---------------------------------------------------------------
Kerr-McGee Corp.                    1,115,000        72,823,438
===============================================================
                                                    152,885,938
===============================================================

RESTAURANTS-0.49%

Brinker International, Inc.(a)      2,639,400       103,596,450
===============================================================

RETAIL (BUILDING
  SUPPLIES)-0.86%

Lowe's Cos., Inc.                   4,000,000       182,750,000
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.46%

Best Buy Co., Inc.(a)               1,553,900        77,986,356
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,500,000        96,656,250
---------------------------------------------------------------
RadioShack Corp.                    2,294,400       136,803,600
===============================================================
                                                    311,446,206
===============================================================

RETAIL (DEPARTMENT
  STORES)-1.02%

Kohl's Corp.(a)                     4,000,000       216,750,000
===============================================================

RETAIL (DISCOUNTERS)-0.50%

Dollar Tree Stores, Inc.(a)         2,715,900       106,259,588
===============================================================

RETAIL (SPECIALTY)-1.61%

Bed Bath & Beyond Inc.(a)          10,000,000       258,125,000
---------------------------------------------------------------
Tiffany & Co.                       2,000,000        85,375,000
===============================================================
                                                    343,500,000
===============================================================

RETAIL
  (SPECIALTY-APPAREL)-1.14%

Intimate Brands, Inc.               3,000,000        71,625,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Men's Wearhouse, Inc.
  (The)(a)(b)                       2,487,800   $    72,768,150
---------------------------------------------------------------
Talbots, Inc. (The)                 1,250,000        98,828,125
===============================================================
                                                    243,221,275
===============================================================

SERVICES (ADVERTISING/
  MARKETING)-2.10%

Lamar Advertising Co.(a)(b)         4,500,000       216,000,000
---------------------------------------------------------------
Omnicom Group Inc.                  2,500,000       230,625,000
===============================================================
                                                    446,625,000
===============================================================

SERVICES (COMPUTER
  SYSTEMS)-0.72%

SunGard Data Systems Inc.(a)        3,000,000       153,375,000
===============================================================

SERVICES (DATA
  PROCESSING)-1.78%

Ceridian Corp.(a)                   1,000,000        25,000,000
---------------------------------------------------------------
Fiserv, Inc.(a)                     5,000,000       262,187,500
---------------------------------------------------------------
Paychex, Inc.                       1,641,200        93,035,525
===============================================================
                                                    380,223,025
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.29%

Crown Castle International
  Corp.(a)                          3,500,000       106,093,750
---------------------------------------------------------------
Phone.com, Inc.(a)                  1,825,000       168,926,563
===============================================================
                                                    275,020,313
===============================================================

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-0.24%

Qwest Communications
  International Inc.(a)             1,050,000   $    51,056,250
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,788,064,742)                           19,441,930,966
===============================================================

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE
  BONDS-0.59%

ELECTRONICS
  (SEMICONDUCTORS)-0.59%

Celestica Inc. (Canada), Conv.
  Yankee Bonds, 3.19%, 08/01/20
  (Cost $122,154,597)(c)         $244,200,000       125,152,500
===============================================================

                                    SHARES
MONEY MARKET FUNDS-7.38%

STIC Liquid Assets Portfolio(d)   786,842,293       786,842,293
---------------------------------------------------------------
STIC Prime Portfolio(d)           786,842,293       786,842,293
===============================================================
    Total Money Market Funds
      (Cost $1,573,684,586)                       1,573,684,586
===============================================================
TOTAL INVESTMENTS-99.22% (Cost
  $13,483,903,925)                               21,140,768,053
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.78%                                 166,373,812
===============================================================
NET ASSETS-100.00%                              $21,307,141,865
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 was $410,551,263, which represented 1.93% of the Fund's net assets.
(c)Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d)The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $13,483,903,925)                            $21,140,768,053
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned              1,751,204,824
-------------------------------------------------------------
  Investments sold                                195,686,141
-------------------------------------------------------------
  Fund shares sold                                102,466,015
-------------------------------------------------------------
  Dividends                                         7,238,899
-------------------------------------------------------------
Investment for deferred compensation plan             240,744
-------------------------------------------------------------
Other assets                                        1,264,576
-------------------------------------------------------------
    Total assets                               23,198,869,252
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            90,980,392
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                      1,751,204,824
-------------------------------------------------------------
  Fund shares reacquired                           21,690,805
-------------------------------------------------------------
  Deferred compensation plan                          240,744
-------------------------------------------------------------
Accrued advisory fees                              10,344,044
-------------------------------------------------------------
Accrued administrative services fees                   65,764
-------------------------------------------------------------
Accrued distribution fees                           8,412,780
-------------------------------------------------------------
Accrued trustees' fees                                  6,051
-------------------------------------------------------------
Accrued transfer agent fees                         7,115,992
-------------------------------------------------------------
Accrued operating expenses                          1,665,991
=============================================================
    Total liabilities                           1,891,727,387
=============================================================
Net assets applicable to shares outstanding   $21,307,141,865
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $19,268,977,253
_____________________________________________________________
=============================================================
Class B                                       $ 1,315,523,852
_____________________________________________________________
=============================================================
Class C                                       $   434,544,168
_____________________________________________________________
=============================================================
Institutional Class                           $   288,096,592
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           442,936,863
_____________________________________________________________
=============================================================
Class B                                            31,116,870
_____________________________________________________________
=============================================================
Class C                                            10,281,339
_____________________________________________________________
=============================================================
Institutional Class                                 6,324,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         43.50
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $43.50 divided by
      94.50%)                                 $         46.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         42.28
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         42.27
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $         45.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $435,333)                                    $   34,073,020
-------------------------------------------------------------
Dividends from affiliated money market funds       57,256,376
-------------------------------------------------------------
Interest                                            3,750,253
-------------------------------------------------------------
Security lending income                               497,347
=============================================================
    Total investment income                        95,576,996
=============================================================

EXPENSES:

Advisory fees                                     128,677,520
-------------------------------------------------------------
Administrative services fees                          731,392
-------------------------------------------------------------
Custodian fees                                        966,983
-------------------------------------------------------------
Distribution fees -- Class A                       56,629,759
-------------------------------------------------------------
Distribution fees -- Class B                       10,309,561
-------------------------------------------------------------
Distribution fees -- Class C                        3,222,875
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,560,458
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,176,576
-------------------------------------------------------------
Transfer agent fees -- Class C                        680,420
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             47,441
-------------------------------------------------------------
Trustees' fees                                         59,789
-------------------------------------------------------------
Other                                               5,694,169
-------------------------------------------------------------
    Total expenses                                236,756,943
=============================================================
Less: Fees waived                                  (6,187,566)
-------------------------------------------------------------
    Expenses paid indirectly                         (428,909)
=============================================================
    Net expenses                                  230,140,468
=============================================================
Net investment income (loss)                     (134,563,472)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN SECURITIES,
  AND OPTION CONTRACTS

Net realized gain from:
  Investment securities                         3,909,425,835
-------------------------------------------------------------
  Option contracts written                         87,874,405
=============================================================
                                                3,997,300,240
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         1,648,464,708
-------------------------------------------------------------
  Foreign currencies                                   (1,500)
-------------------------------------------------------------
  Option contracts written                          1,248,599
=============================================================
                                                1,649,711,807
=============================================================
Net gain on investment securities, foreign
  currencies, and option contracts              5,647,012,047
=============================================================
Net increase in net assets resulting from
  operations                                   $5,512,448,575
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (134,563,472)   $   (76,875,258)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            3,997,300,240      1,644,017,203
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and option contracts        1,649,711,807      2,669,133,759
================================================================================================
    Net increase in net assets resulting from operations        5,512,448,575      4,236,275,704
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,341,534,330)      (337,206,115)
------------------------------------------------------------------------------------------------
  Class B                                                         (59,304,397)        (8,290,207)
------------------------------------------------------------------------------------------------
  Class C                                                         (16,589,886)        (2,229,567)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (23,400,833)        (5,075,580)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,156,513,412     (1,783,881,252)
------------------------------------------------------------------------------------------------
  Class B                                                         575,351,569        205,093,817
------------------------------------------------------------------------------------------------
  Class C                                                         231,744,660         55,508,352
------------------------------------------------------------------------------------------------
  Institutional Class                                             (16,568,699)        (4,793,973)
================================================================================================
    Net increase in net assets                                  6,018,660,071      2,355,401,179
================================================================================================

NET ASSETS:

  Beginning of year                                            15,288,481,794     12,933,080,615
------------------------------------------------------------------------------------------------
  End of year                                                 $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,009,800,678    $ 7,663,956,851
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (652,603)          (551,737)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        3,641,131,584      1,617,926,281
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            7,656,862,206      6,007,150,399
================================================================================================
                                                              $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $134,462,606, undistributed net realized gains decreased by $533,265,491 and paid in capital increased by $398,802,885 as a result of differing book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $6,187,566. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $731,392 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $12,000,634 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,629,759, $10,309,561 and $3,222,875,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $5,088,774 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $411,140 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $35,398 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $279,535 and reductions in custodian fees of $149,374 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $428,909.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $1,709,326,329 were on loan to brokers. The loans were secured by cash collateral of $1,751,204,824. For the year ended October 31, 2000, the Fund received fees of $497,347 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $17,152,741,955 and $17,749,731,694, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $8,003,057,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (355,852,740)
==========================================================
Net unrealized appreciation of investment
  securities                                $7,647,205,156
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $13,493,562,897.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   -------------
Beginning of year                   22,091    $   3,848,894
-----------------------------------------------------------
Written                            386,055      173,074,240
-----------------------------------------------------------
Closed                            (327,716)    (147,865,412)
-----------------------------------------------------------
Exercised                          (78,989)     (28,781,664)
-----------------------------------------------------------
Expired                             (1,441)        (276,058)
===========================================================
End of year                             --    $          --
___________________________________________________________
===========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------   ------------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   --------------   ------------   ---------------
Sold:
  Class A                                                      86,430,817   $3,725,450,424     98,564,141   $ 2,981,238,092
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,075,085      679,865,751     10,942,571       332,728,027
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,309,791      266,777,259      5,133,893       156,450,704
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,694,065      165,186,338      1,596,295        51,100,608
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      34,136,740    1,274,304,836     11,320,463       318,895,308
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,560,370       57,000,776        286,888         7,992,642
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         430,722       15,725,642         75,962         2,115,494
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             593,714       23,119,167        170,003         4,957,282
===========================================================================================================================
Reacquired:
  Class A                                                     (90,168,284)  (3,843,241,848)  (167,354,090)   (5,084,014,652)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,863,116)    (161,514,958)    (4,443,036)     (135,626,852)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,210,375)     (50,758,241)    (3,390,263)     (103,057,846)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,750,277)    (204,874,204)    (1,915,980)      (60,851,863)
===========================================================================================================================
                                                               49,239,252   $1,947,040,942    (49,013,153)  $(1,528,073,056)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                      $     34.65    $     26.37    $     29.23    $     25.48    $     23.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)         (0.17)         (0.14)         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 12.39           9.18          (0.62)          4.75           2.60
=================================================================================================================================
    Total from investment operations                            12.13           9.01          (0.76)          4.64           2.54
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                         (3.28)         (0.73)         (2.10)         (0.89)         (0.75)
=================================================================================================================================
Net asset value, end of period                            $     43.50    $     34.65    $     26.37    $     29.23    $     25.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                 36.56%         34.81%         (2.30)%        18.86%         11.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $19,268,977    $14,292,905    $12,391,844    $14,319,441    $11,255,506
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.11%(b)       1.10%          1.10%          1.11%          1.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.08%(b)       1.12%          1.12%          1.13%          1.16%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.61)%(b)     (0.50)%        (0.47)%        (0.40)%        (0.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            88%            62%            76%            67%            58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Does not include sales charges.
(b)Ratios are based on average daily net assets of $18,876,586,178.

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,       NOVEMBER 3, 1997
                                                              ----------------------    (DATE SALES COMMENCED)
                                                               2000(a)        1999      TO OCTOBER 31, 1998(a)
                                                              ----------    --------    ----------------------
Net asset value, beginning of period                          $    34.00    $  26.11           $  30.04
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.58)      (0.42)             (0.37)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    12.14        9.04              (1.46)
==============================================================================================================
    Total from investment operations                               11.56        8.62              (1.83)
==============================================================================================================
Less distributions:
  Distributions from net realized gains                            (3.28)      (0.73)             (2.10)
==============================================================================================================
Net asset value, end of period                                $    42.28    $  34.00           $  26.11
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                    35.51%      33.64%             (5.86)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,315,524    $589,718           $275,676
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.88%(c)    1.98%              1.98%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.85%(c)    2.00%              2.00%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets        (1.38)%(c)  (1.38)%            (1.36)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               88%         62%                76%
______________________________________________________________________________________________________________
==============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $1,030,956,088.
(d)Annualized.

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,             AUGUST 4, 1997
                                                              -------------------------------    (DATE SALES COMMENCED)
                                                              2000(a)       1999      1998(a)     TO OCTOBER 31, 1997
                                                              --------    --------    -------    ----------------------
Net asset value, beginning of period                          $  33.99    $  26.10    $ 29.18           $ 30.32
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.59)      (0.42)     (0.37)            (0.04)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.15        9.04      (0.61)            (1.10)
=======================================================================================================================
    Total from investment operations                             11.56        8.62      (0.98)            (1.14)
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.28)      (0.73)     (2.10)               --
=======================================================================================================================
Net asset value, end of period                                $  42.27    $  33.99    $ 26.10           $ 29.18
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  35.52%      33.65%     (3.12)%           (3.76)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $434,544    $161,490    $76,522           $21,508
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(c)    1.98%      1.97%             1.84%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.85%(c)    2.00%      1.99%             1.86%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.38)%(c)  (1.38)%    (1.35)%           (1.12)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             88%         62%        76%               67%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $322,287,527.
(d)Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Constellation Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR    AGAINST     ABSTENTIONS
        ----------------                                              -----------  ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527         N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079         N/A    21,455,763
        Owen Daly II................................................  880,468,204         N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500         N/A    21,476,342
        Jack M. Fields..............................................  880,960,800         N/A    21,438,042
        Carl Frischling.............................................  880,836,332         N/A    21,562,510
        Robert H. Graham............................................  880,965,547         N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296         N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481         N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241         N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359  17,637,580   274,126,903**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc. ........................  148,815,037   3,775,840   108,949,703**
(4)(a)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Issuer Diversification...........  146,725,898   4,748,423   110,066,259**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................  145,567,651   5,945,414   110,027,515**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................  146,308,708   5,185,210   110,046,662**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................  146,629,854   4,935,728   109,974,998**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............  145,325,584   6,234,164   109,980,832**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............  144,829,553   6,767,318   109,943,709**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................  144,381,770   7,183,646   109,975,164**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................  143,819,821   7,611,875   110,108,884**
(4)(i)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Investing for the Purpose of Control.........  145,888,753   5,810,782   109,841,045**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  252,917,796   1,877,459     6,745,325

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                     VOTES       WITHHELD/
        MATTER                                                         VOTES FOR    AGAINST     ABSTENTIONS
        ------                                                        -----------  ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Fund, Inc. as a Delaware business trust..............  771,237,475  25,045,711   214,550,642**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................  207,567,563   4,837,946    66,979,021**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  204,889,217   6,178,168    68,317,145**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  203,431,254   7,697,924    68,255,352**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  204,289,667   6,800,691    68,294,172**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  204,842,375   6,345,147    68,197,008**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  203,254,575   7,923,816    68,206,139**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  202,670,638   8,560,026    68,153,866**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  202,080,016   9,088,427    68,216,087**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  201,812,739   9,181,293    68,390,498**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  203,831,333   7,497,035    68,056,162**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                     VOTES       WITHHELD/
        MATTER                                                         VOTES FOR    AGAINST     ABSTENTIONS
        ------                                                        -----------  ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935  26,389,312   203,059,248**

---------------

* Proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                          11 Greenway Plaza
Chairman, President and                        Chairman and President                    Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary       INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                              A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                     11 Greenway Plaza
Formerly Director, President, and                                                        Suite 100
Chief Executive Officer                        Edgar M. Larsen                           Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                         SUB-ADVISOR
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer              A I M Capital Management, Inc.
Cortland Trust Inc.                                                                      11 Greenway Plaza
                                               Jim A. Coppedge                           Suite 100
Albert R. Dowden                               Assistant Secretary                       Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox                           TRANSFER AGENT
Director, Magellan Insurance Company,          Vice President
Formerly Director, President and                                                         A I M Fund Services, Inc.
Chief Executive Officer,                       Mary J. Benson                            P.O. Box 4739
Volvo Group North America, Inc.; and           Assistant Vice President and              Houston, TX 77210-4739
Senior Vice President, AB Volvo                Assistant Treasurer
                                                                                         CUSTODIAN
Edward K. Dunn Jr.                             Sheri Morris
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and              State Street Bank and Trust Company
Formerly Vice Chairman and President,          Assistant Treasurer                       225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                 Boston, MA 02110
President, Mercantile Bankshares               Renee A. Friedli
                                               Assistant Secretary                       COUNSEL TO THE FUND
Jack Fields
Chief Executive Officer                        P. Michelle Grace                         Ballard Spahr
Twenty First Century, Inc.;                    Assistant Secretary                       Andrews & Ingersoll, LLP
Formerly Member                                                                          1735 Market Street
of the U.S. House of Representatives           Nancy L. Martin                           Philadelphia, PA 19103
                                               Assistant Secretary
Carl Frischling                                                                          COUNSEL TO THE TRUSTEES
Partner                                        Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                       Kramer, Levin, Naftalis & Frankel LLP
                                                                                         919 Third Avenue
Prema Mathai-Davis                             Lisa A. Moss                              New York, NY 10022
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                       DISTRIBUTOR
                                               Kathleen J. Pflueger
Lewis F. Pennock                               Assistant Secretary                       A I M Distributors, Inc.
Partner                                                                                  11 Greenway Plaza
Pennock & Cooper                                                                         Suite 100
                                                                                         Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                                 AUDITORS
Hines Interests
Limited Partnership                                                                      KPMG LLP
                                                                                         700 Louisiana
                                                                                         Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,973,978,446 for the Fund's tax year ended October 31, 2000. Of long-term capital gains distributed, 100% is 20% rate gain.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS



DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
       MORE AGGRESSIVE                         MORE AGGRESSIVE                       since 1976 and managed approximately
                                                                                     $183 billion in assets for more than eight
AIM Small Cap Opportunities(1)          AIM Latin American Growth                    million shareholders, including
AIM Mid Cap Opportunities(2)            AIM Developing Markets                       individual investors, corporate clients
AIM Large Cap Opportunities(3)          AIM European Small Company                   and financial institutions, as of
AIM Emerging Growth                     AIM Asian Growth                             September 30, 2000.
AIM Small Cap Growth(4)                 AIM Japan Growth                                 The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth            Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                     and AIM today is the eighth-largest
AIM Small Cap Equity                    AIM Euroland Growth                          mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                 in assets under management, according to
AIM Constellation                       AIM International Equity                     Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM Advisor International Value              fund monitor.
AIM Select Growth                       AIM Global Trends                                AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                    AIM Global Growth                            one of the world's largest independent
AIM Weingarten                                                                       financial services companies with $414
AIM Mid Cap Equity                            MORE CONSERVATIVE                      billion in assets under management as of
AIM Value II                                                                         September 30, 2000.
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                  MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
      MORE CONSERVATIVE                 AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                              MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE




The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        CST-AR-1

A I M Distributors, Inc.